UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

IOVANCE BIOTHERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

You invested in IOVANCE BIOTHERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 10, 2022. Vote Virtually at the Meeting* June 10, 2022 11:00 AM EDT Vote virtually at: https://www.cstproxy.com/iovance/2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 Your Vote Counts! IOVANCE BIOTHERAPEUTICS, INC. 2022 Annual Meeting Vote by June 9, 2022 11:59 PM ET For complete information and to vote, visit www.ProxyVote.com Control # D82818-P72370 Get informed before you vote View the Annual Report, Notice and Proxy Statement, and Shareholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

IOVANCE BIOTHERAPEUTICS, INC. 2022 Annual Meeting Vote by June 9, 2022 11:59 PM ET Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com D82819-P72370 01) Iain Dukes, D. Phil. 02) Athena Countouriotis, M.D. 03) Ryan Maynard 04) Merrill A. McPeak 05) Wayne P. Rothbaum 06) Michael Weiser, M.D., Ph.D. 1. Election of Directors Nominees: 2. To approve, by non-binding advisory vote, the compensation of our named executive officers; 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022; and 4. To approve an amendment to our 2018 Equity Incentive Plan (the “2018 Plan”) to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 14,000,000 shares to 20,700,000 shares. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For